SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2014, Diodes Incorporated (the “Company”) issued a press release announcing its third quarter 2014 financial results. A copy of the press release is attached as Exhibit 99.1.

As announced in its press release dated October 15, 2014 providing the date, time and live webcast and telephone access information, on November 6, 2014, the Company hosted a conference call to discuss its third quarter 2014 financial results. A recording of the conference call has been posted on its website at www.diodes.com. A copy of the script is attached as Exhibit 99.2.

During the conference call on November 6, 2014, Dr. Keh-Shew Lu, President and Chief Executive Officer of the Company, as well as Richard D. White, Chief Financial Officer, Mark King, Senior Vice President of Sales and Marketing, and Laura Mehrl, Director of Investor Relations, made additional comments during a question and answer session. A copy of the transcript is attached as Exhibit 99.3.

In the press release and earnings conference call, the Company utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing the Company’s operating results in a manner that enables investors to more thoroughly evaluate its current performance as compared to past performance. The Company also believes these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these non-GAAP measures for the same purpose. The Company believes that investors should have access to the same set of tools that management uses in analyzing results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results and may differ from similar measures used by other companies. See Exhibit 99.1 for a description of the non-GAAP measures used.

Item 7.01 Regulation FD Disclosure.

The press release in Exhibit 99.1 also provides an update on the Company’s business outlook, that is intended to be within the safe harbor provided by the Private Securities Litigation Reform Act of 1995 (the “Act”) as comprising forward looking statements within the meaning of the Act.

Item 8.01 Other Events.

From time to time, the Company may give corporate presentations to its customers, suppliers and other related interested parties. A copy of the Company’s corporate presentation slides, updated on November 6, 2014, is attached herewith as Exhibit 99.4.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press release dated November 6, 2014
99.2	Conference call script dated November 6, 2014
99.3	Question and answer transcript dated November 6, 2014
99.4	Corporate presentation slides

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIODES INCORPORATED

Dated: November 10, 2014	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated November 6, 2014
99.2	Conference call script dated November 6, 2014
99.3	Question and answer transcript dated November 6, 2014
99.4	Corporate presentation slides